Intangible Assets, Net - Schedule of Future Amortization Expense for Intangible Assets (Details) - Computer Software [Member] - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Finite-Lived Intangible Assets [Line Items]
2025	$ 1,125
2026	1,072
2027	1,067
2028	1,067
2029	1,067
Thereafter	2,756
Net carrying value	$ 8,154	$ 8,520	$ 9,699	$ 1,480